Supplement Dated January 13, 2023
To The Prospectuses Dated April 25, 2022 For

ELITE ACCESS II®, JACKSON ADVANTAGE®, JACKSON RETIREMENT INVESTMENT ANNUITYSM,
PERSPECTIVE II®, PERSPECTIVE ADVISORY II®, ELITE ACCESS®, ELITE ACCESS BROKERAGE EDITION®, and PERSPECTIVE L SERIESSM FLEXIBLE PREMIUM VARIABLE AND FIXED DEFERRED ANNUITIES, and
ELITE ACCESS ADVISORY II® FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY

Issued by
Jackson National Life Insurance Company of New York® through
JNLNY Separate Account I

This supplement updates the above-referenced prospectuses. Please read and keep it together with your prospectus for future reference. To obtain an additional copy of a prospectus, please contact us at our Jackson of NY Customer Care Center, P.O. Box 24068, Lansing, Michigan, 48909-4068; 1-800-599-5651; www.jackson.com.

➢    Effective January 1, 2023, pursuant to the newly passed SECURE 2.0 Act of 2022, the age at which you must begin taking your Required Minimum Distributions (“RMDs”) from your tax-qualified contract has increased from 72 to 73. This change in triggering age for taking RMDs applies to you if you will attain age 72 after December 31, 2022. If you have reached age 72 prior to January 1, 2023, you are still required to use age 72 as the triggering age for RMDs.

You may wish to consult with your financial professional or personal tax advisor if you are impacted by this change.

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(To be used with JMV23537NY 04/22, JMV21086NY 04/22, JMV23538NY 04/22, JMV25288NY 04/22, JMV21451NY 04/22, JMV18691NY 04/22, JMV8037NY 04/22, JMV8037BENY 04/22, JMV7697NY 04/22, NV5890 04/22, NV4224 04/22, JMV9476NY 04/22, JMV9476WFNY 04/22, and JMV16966NY 04/22)

VPS00003 01/23